UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

MICROVISION, INC.

(Exact Name of registrant as specified in charter)

Delaware	0-21221	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6222 185th Avenue NE

Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2009, Microvision, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 3.3 million shares of the Company’s common stock, par value $0.01 per share, to the Underwriters at $2.82 per share. The price to the public is $3.00 per share. The transactions contemplated by the Underwriting Agreement are expected to close on December 2, 2009. The shares are being offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-156393).

Item 7.01.	Regulation FD Disclosure.

On November 27, 2009, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Certain Forward-Looking Statements

This Current Report on Form 8-K may contain certain statements contained in this release, including those relating to closing of the offering, as well as statements containing words like “expected,” and other similar expressions, are forward-looking statements that involve a number of risks and uncertainties. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the transaction described above may not be completed. These risks and uncertainties include, but are not limited to those detailed from time to time in our Securities and Exchange Commission filings.

Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and the company undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Underwriting Agreement by and between Microvision, Inc. and Oppenheimer & Co. Inc., as representative of the several underwriters named therein.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included as part of its opinion filed herewith).

99.1	Microvision, Inc. Press Release, dated November 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/S/ THOMAS M. WALKER
Thomas M. Walker
Vice President, General Counsel & Secretary

Date: November 27, 2009